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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 19, 2001
               Date of earliest event reported: December 10, 2001

                                 SONIC SOLUTIONS

             (Exact name of registrant as specified in its charter)

            California                      72870                93-0925818
 (State or other jurisdiction of      (Commission File        (I.R.S.Employer
  incorporation or organization)           Number)           Identification No.)

                   101 Rowland Way, Suite 110 Novato, CA           94945
               (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (415) 893-8000






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                       INFORMATION INCUDED IN THIS REPORT


Items 1 through 4, and items 6, 8 and 9 Not Applicable.

ITEM 5.  OTHER EVENTS.

On December 10, 2001, Sonic Solutions announced that Sanshin Electronics Co., Ltd. made a $1 million equity investment in Sonic Solutions on December 3, 2001. Sanshin acquired 250,000 shares of Series E preferred stock convertible into common stock at $4.00 per share which carries a cumulative dividend of 4% annually until such time as the shares of Series E Preferred Stock have been converted in shares of common stock.

In addition to the equity investment, Sonic Solutions and Sanshin Electronics Co. Ltd., agreed to extend Sanshin's current Distributor Agreement with the Company.

     Forward looking statements made in this periodic report on Form 8-K, including those in the press release attached hereto as exhibit 99.1, that are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements involve risks and uncertainties, some of which are more fully described in our filings with the Securities and Exchange Commission, including the Registration Statement filed on November 8, 2001.

ITEM 7.  EXHIBITS.

               3.1 Certificate of Determination of Series E Preferred Stock of Sonic Solutions, effective as of November 28, 2001
               10.1 Preferred Stock Purchase Agreement by and between Registrant and Sanshin Electronics Co., Ltd., dated as of November 28, 2001
               10.2 Registration Rights Agreement between Registrant and Sanshin
                    Electonics Co., Ltd., dated as of November 28, 2001
               99.1 Press Release dated December 10, 2001

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Sonic Solutions, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Novato, State of California, on the 19th day of December, 2001.

     SONIC SOLUTIONS

                 Signature                                    Date
                 ---------                                    ----

          /s/ Robert J. Doris                              December 19, 2001
          -------------------
              Robert J. Doris
              President and Director (Principal
              Executive Officer)


          /s/ A. Clay Leighton                             December 19, 2001
          --------------------
              A. Clay Leighton
              Senior Vice President of Worldwide
              Operations and Finance and Chief
              Financial Officer (Principal Financial
              Accounting Officer)


EXHIBIT INDEX


   Exhibit                            Description
   -------     -----------------------------------------------------------------
      3.1      Certificate of Determination of Series E Preferred Stock of Sonic
               Solutions, effective as of November 28, 2001
     10.1      Preferred Stock Purchase Agreement by and between Registrant and
               Sanshin Electronics Co., Ltd., dated as of November 28, 2001
     10.2      Registration Rights Agreement between Registrant and Sanshin
               Electronics Co., Ltd., dated as of November 28, 2001
     99.1      Press Release dated December 10, 2001

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